   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 13, 2001
                                                    REGISTRATION NO. 333-______


===============================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM S-8
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                             ----------------------

                           PEABODY ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)


                DELAWARE                                       13-4004153
    (State or other jurisdiction of                         (I.R.S. Employer
     incorporation or organization)                      Identification Number)

            701 MARKET STREET
           ST. LOUIS, MISSOURI                                 63101-1826
(Address of principal executive offices)                       (Zip Code)

                             ----------------------


                           PEABODY ENERGY CORPORATION
                           DEFERRED COMPENSATION PLAN
                            (Full title of the Plan)

                            JEFFERY L. KLINGER, ESQ.
                           PEABODY ENERGY CORPORATION
                               701 MARKET STREET
                         ST. LOUIS, MISSOURI 63101-1826
                             PHONE: (314) 342-3400

                             ----------------------

                                    Copy to:
                              THOMAS A. LITZ, ESQ.
                              THOMPSON COBURN LLP
                               ONE FIRSTAR PLAZA
                           ST. LOUIS, MISSOURI 63101
                             PHONE: (314) 552-6000
                              FAX: (314) 552-7000

                                                 CALCULATION OF REGISTRATION FEE
==========================================================================================================================
                                                 Proposed Maximum           Proposed Maximum
 Title of Securities to     Amount to be        Offering Price Per         Aggregate Offering      Amount of Registration
     be Registered           Registered              Share(1)                   Price(1)                    Fee
------------------------- ------------------ -------------------------- ------------------------- -------------------------
 Stock Units Equivalent
   to Peabody Energy
   Corporation Common
Stock, $.01 par value(2)    100,000 units             $25.53                   $2,553,000                   $611
==========================================================================================================================

(1) Estimated solely for purpose of computing the Registration Fee pursuant to the provisions of Rule 457(h), based upon the average of the high and low sale prices of the common stock, $0.01 par value, of the Registrant as reported on the New York Stock Exchange on December 11, 2001.
(2) Stock Units are issuable to participants in the Peabody Energy Corporation Deferred Compensation Plan (the "Plan") who elect to defer compensation and receive benefits payable in cash by the Registrant measured by reference to the common stock, $.01 par value of the Registrant.

===============================================================================

                                   PART II

             INFORMATION REQUIRED IN THIS REGISTRATION STATEMENT

Item 3.  Incorporation of Certain Documents by Reference.
         -----------------------------------------------

         The following documents filed by the Registrant with the Securities and Exchange Commission are incorporated herein by reference:

         (i) The Registrant's Annual Report on Form 10-K for the fiscal year ended March 31, 2001, as amended by Form 10-K/A, dated July 3, 2001;

         (ii) The Registrant's Quarterly Reports on Form 10-Q for the quarters ended June 30, 2001 and September 30, 2001; and

         (iii) The Registrant's Current Reports on Form 8-K filed on June 5, 2001 and July 31, 2001.

         All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended, after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be made a part hereof from the date of filing of such documents. Any statements contained herein or in a document incorporated herein by reference shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained in a subsequently filed document incorporated herein by reference modifies or supersedes such document. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

         Where any document or part thereof is incorporated by reference in this Registration Statement, the Registrant will provide without charge to each person to whom a Prospectus with respect to the Plan is delivered, upon written or oral request of such person, a copy of any and all of the information incorporated by reference in this Registration Statement, excluding exhibits unless such exhibits are specifically incorporated by reference.

Item 6.  Indemnification of Directors and Officers.
         -----------------------------------------

         Section 145 of the Delaware General Corporation Law provides that, among other things, a corporation may indemnify directors and officers as well as other employees and agents of the corporation against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than action by or in the right of the corporation, a "derivative action"), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses (including attorneys' fees) incurred in connection with the defense or settlement of such actions, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation's bylaws, disinterested director vote, stockholder vote, agreement or otherwise.

         Article Sixth of the Registrant's amended and restated certificate of incorporation and Article IV of the Registrant's amended and restated by-laws require indemnification to the fullest extent permitted by Delaware law. The Registrant has also obtained officers' and directors' liability insurance which insures against liabilities that officers and directors of the Registrant, in such capacities, may incur. The Registrant's amended and restated certificate of incorporation requires the advancement of expenses incurred by officers or directors in relation to any action, suit or proceeding.

         Section 102(b)(7) of the Delaware General Corporation Law permits a corporation to provide in its certificate of incorporation that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duties as a director, except for liability (i) for any transaction from which the director derives an improper personal benefit, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law (certain illegal distributions) or (iv) for any breach of a director's duty of loyalty to the corporation or its stockholders. Article Eleven of the Registrant's amended and restated certificate of incorporation includes such a provision.

Item 8.  Exhibits.
         --------

         See Exhibit Index on page 8 hereof.

Item 9.  Undertakings.
         ------------

         (a)      The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers and sales are being made, a post-effective amendment to this registration statement:

                           (i)   To include any prospectus required by
                  Section 10(a)(3) of the Securities Act of 1933;

                           (ii) To reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof), which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement;

                           (iii) To include any material information with
                  respect to the plan of distribution previously disclosed in this registration statement or any material change to such information in this registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if this registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                 SIGNATURES

         The Registrant. Pursuant to the requirements of the Securities Act
         --------------
of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, as of the 11th day of December, 2001.


                                    PEABODY ENERGY CORPORATION



                                    By  /s/   Irl F. Engelhardt
                                       ------------------------------------
                                        Irl F. Engelhardt
                                        Chief Executive Officer



                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Irl F. Engelhardt, Richard A. Navarre and Jeffery L. Klinger, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8 with respect to the Peabody Energy Corporation Deferred Compensation Plan, and to file the same, with exhibits and any and all other documents filed with respect thereto, with the Securities and Exchange Commission (or any other governmental or regulatory authority), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE                                                TITLE                                  DATE
---------                                                -----                                  ----


/s/  Irl F. Engelhardt                         Chairman, Chief Executive                  December 11, 2001
---------------------------------                 Officer and Director
Irl F. Engelhardt                            (PRINCIPAL EXECUTIVE OFFICER)


/s/  Richard M. Whiting                       President, Chief Operating                  December 11, 2001
---------------------------------                Officer and Director
Richard M. Whiting


/s/  Richard A. Navarre                      Executive Vice President and                 December 11, 2001
---------------------------------               Chief Financial Officer
Richard A. Navarre                         (PRINCIPAL FINANCIAL OFFICER AND
                                             PRINCIPAL ACCOUNTING OFFICER)


/s/  Henry E. Lentz                            Vice President, Assistant                  December 11, 2001
---------------------------------                Secretary and Director
Henry E. Lentz


/s/  Roger H. Goodspeed                                Director                           December 11, 2001
---------------------------------
Roger H. Goodspeed


/s/  Alan H. Washkowitz                                Director                           December 11, 2001
---------------------------------
Alan H. Washkowitz


/s/  Bernard J. Duroc-Danner                           Director                           December 11, 2001
---------------------------------
Bernard J. Duroc-Danner


/s/  William E. James                                  Director                           December 11, 2001
---------------------------------
William E. James


/s/  Felix P. Herlihy                                  Director                           December 11, 2001
---------------------------------
Felix P. Herlihy


/s/  James R. Schlesinger                              Director                           December 11, 2001
---------------------------------
James R. Schlesinger


/s/  Blanche M. Touhill                                Director                           December 11, 2001
---------------------------------
Blanche M. Touhill

         The Plan. Pursuant to the requirements of the Securities Act of
         --------
1933, as amended, the administrators of the Peabody Energy Corporation Deferred Compensation Plan have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, as of the 11th day of December, 2001.

                                    PEABODY ENERGY CORPORATION
                                    DEFERRED COMPENSATION PLAN


                                    By:  /s/ Sharon D. Fiehler
                                        ------------------------------------
                                         Sharon D. Fiehler, Administrator


                                    By:  /s/ Julie A. Nadolny
                                        ------------------------------------
                                         Julie A. Nadolny, Administrator


                                    By:  /s/ Sara E. Wade
                                        ------------------------------------
                                         Sara E. Wade, Administrator

EXHIBIT INDEX
-------------

EXHIBIT NO.
-----------

    4.1         Peabody Energy Corporation Deferred Compensation Plan.

    5.1 Opinion of Thompson Coburn LLP as to the legality of the securities being registered.

    23.1        Consent of Thompson Coburn LLP (included in Exhibit 5.1).

    23.2        Consent of Ernst & Young LLP, Independent Auditors.

    24.1        Power of Attorney (set forth on signature page hereto).